UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 2, 2019

First US Bancshares, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-14549	63-0843362
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3291 U.S. Highway 280

Birmingham, Alabama 35243

(Address of Principal Executive Offices, including Zip Code)

Registrant’s telephone number, including area code: (205) 582-1200

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §230.405).                                                                                                               Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standard provided pursuant to Section 13(a) of the Exchange Act.                                                                                                               ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	FUSB	Nasdaq

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Shareholders (the “Annual Meeting”) of First US Bancshares, Inc. (the “Company”) was held on May 2, 2019. Summarized below are descriptions of the matters voted on at the Annual Meeting and the final results of such voting:

Proposal 1 – Election of Directors. The shareholders elected each of the director nominees to serve as directors during the ensuing year. The voting for the directors at the Annual Meeting was as follows:

Name	Votes For	Withhold Authority	Broker Non-Votes
Andrew C. Bearden, Jr.	3,452,442	107,855	1,199,690
Robert Stephen Briggs	3,371,545	188,752	1,199,690
Sheri S. Cook	3,396,185	164,112	1,199,690
John C. Gordon	3,389,033	171,264	1,199,690
David P. Hale	3,391,813	168,484	1,199,690
William G. Harrison	3,369,370	190,927	1,199,690
James F. House	3,375,879	184,418	1,199,690
J. Lee McPhearson	3,439,095	121,202	1,199,690
Jack W. Meigs	3,386,872	173,425	1,199,690
Aubrey S. Miller	3,394,510	165,787	1,199,690
Donna D. Smith	3,394,895	165,402	1,199,690
Howard M. Whitted	3,439,121	121,176	1,199,690
Bruce N. Wilson	3,440,971	119,326	1,199,690

Proposal 2 – Approval of the Amendment to the First US Bancshares, Inc. 2013 Incentive Plan. The shareholders approved the amendment to the First US Bancshares, Inc. 2013 Incentive Plan. The result of the vote taken at the Annual Meeting was as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
3,074,465	293,717	192,115	1,199,690

Proposal 3 – Ratification of the Appointment of Carr, Riggs & Ingram, LLC as the Company’s Independent Registered Public Accountants for the Year Ending December 31, 2019. The shareholders ratified the appointment of Carr, Riggs & Ingram, LLC as the Company’s independent registered public accountants for the year ending December 31, 2019. The result of the vote taken at the Annual Meeting was as follows:

Votes For	Votes Against	Abstain
4,620,922	42,721	96,344

Proposal 4 – Advisory Approval of Executive Compensation. The shareholders adopted a resolution approving, on an advisory basis, the compensation paid to the Company’s named executive officers, as disclosed in the Company’s 2019 proxy statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission. The result of the vote taken at the Annual Meeting was as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
2,743,638	715,500	101,159	1,199,690

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 6, 2019	FIRST US BANCSHARES, Inc.

	By:	/s/ Beverly J. Dozier
	Name:	Beverly J. Dozier
Vice President, Secretary and Assistant Treasurer